 EXHIBIT 31.1

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New Age Beverages Corporation (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2018, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2018
/s/Brent Willis________________________

Brent Willis

Chief Executive Officer (Principal Executive Officer

/s/ Gregory A. Gould______________________

Gregory A. Gould

Chief Financial Officer (Principal Accounting and Financial Officer)